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                                                                   Exhibit 10.91


             AGREEMENT WITH RESPECT TO PROJECT COMPLETION AGREEMENT

         AGREEMENT (the "Agreement"), dated as of December 28, 1999, among CLOSED JOINT-STOCK COMPANY "FOREST-STARMA", a closed joint stock company, organized and existing under the legislation of the Russian Federation (the "Company"), THE PIONEER GROUP, INC., a corporation organized and existing under the laws of the state of Delaware (the "U.S. Sponsor"), PIONEER FOREST, INC., a corporation organized and existing under the laws of the state of Delaware and a wholly owned subsidiary of the U.S. Sponsor (the "U.S. Sponsor Subsidiary"), PIONEER FOREST, L.L.C., a limited liability company organized and existing under the laws of the state of Delaware and a wholly owned subsidiary of the U.S. Sponsor Subsidiary ("PFLLC"), and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC").


                                   WITNESSETH:

         WHEREAS, the Company, the U.S. Sponsor, International Joint Stock Company "Starma Holding" (the "Russian Sponsor") and OPIC are parties to a Project Completion Agreement, dated as of December 21, 1995 (the "Project Completion Agreement");

         WHEREAS, the Company, the U.S. Sponsor, the U.S. Sponsor Subsidiary and OPIC entered into an Agreement with respect to Project Completion Agreement, dated as of June 3, 1999 (the "APCA"), pursuant to which the U.S. Sponsor Subsidiary agreed to be bound by, and jointly and severally responsible for, all obligations of the U.S. Sponsor under the terms and conditions of the Project Completion Agreement;

         WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Finance Agreement, dated as of December 21, 1995, as amended to and including the date hereof, between the Company and OPIC, the Project Completion Agreement and the APCA; and

         WHEREAS, as a result of the Share Transfer, the PFLLC will own 100 % of the shares of capital stock of the Company and the U.S. Sponsor Subsidiary will no longer hold any capital stock of the Company.

         NOW, THEREFORE, the parties agree as follows:

         1. Indemnity.

              The U.S. Sponsor hereby indemnifies and holds harmless the Indemnified Persons from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (Losses) that may be imposed on, incurred by, or
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              asserted against any Indemnified Person in any way relating to the
              Contract of Pledge of Shares between PFLLC and OPIC or the Share Transfer, if such Losses would not have occurred had the U.S. Sponsor Subsidiary not transferred its shares of the Company, directly or indirectly, to PFLLC in connection with the Share Transfer. In particular, but without limitation, this indemnity extends to any Losses incurred by an Indemnified Person as a result of the bankruptcy of PFLLC or due to the existence of any contract for pledge of shares in the Company which PFLLC may have entered into, and having priority to, the contract for the Pledge of Shares with OPIC."

         2. Representations and Warranties.

              (a) Each of the Company, the U.S. Sponsor, the U.S. Sponsor Subsidiary and PFLLC represents and warrants to OPIC that this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

              (b) Each of the U.S. Sponsor, the U.S. Sponsor Subsidiary and PFLLC represents and warrants to OPIC, jointly and severally that:

                   (i) (x) as of the effective date hereof the U.S. Sponsor Subsidiary owns of record and beneficially, and the U.S. Sponsor owns beneficially, 100%, and (y) upon completion of the Share Transfer, the U.S. Sponsor Subsidiary and the U.S. Sponsor will own beneficially, and PFLLC will own of record and beneficially, 100% of the issued and outstanding shares of capital stock of the Company;

                   (ii) as of the effective date hereof the U.S. Sponsor Subsidiary owns, and upon completion of the Share Transfer will own, of record and beneficially all of the issued and outstanding shares of capital stock of PFLLC;

                   (iii) as of the date hereof the U.S. Sponsor owns, and upon completion of the Share Transfer will own, of record and beneficially all of the issued and outstanding shares of the capital stock of the U.S. Sponsor Subsidiary; and

                   (iv) as of the date hereof each of the representation and warranties of the Sponsors in paragraphs (b) through
                          (j) of Section 8.A of the Project Completion
                          Agreement are true and accurate.

         3. Undertakings of the U.S. Sponsor Subsidiary and PFLLC. PFLLC hereby agrees to be bound by, and jointly and severally responsible and liable for all obligations and liabilities of the U.S. Sponsor and the U.S. Sponsor Subsidiary under, the terms of Project Completion Agreement and the APCA and to appoint an agent for service of process satisfactory to OPIC in connection with this undertaking in compliance with the terms of Section 14(b) of the Project Completion Agreement and give written notice thereof to OPIC within 30 days after the date hereof. Notices to PFLLC may be given to it at the following address:
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                           60 State Street
                           Boston, MA 02109
                           Tel: 617-742-7825
                           Fax: 617-422-4286

                           Attention: President

         4. Ratification and Confirmation. All the terms and provisions of the Project Completion Agreement and the APCA are hereby ratified and confirmed by the U.S. Sponsor, the U.S. Sponsor Subsidiary and PFLLC and shall apply in full force and effect.

         5. Effective Date. This Agreement shall be effective as of the date hereof.

         6. Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives as of the day and year first above written.


                                   CLOSED JOINT-STOCK COMPANY "FOREST-STARMA"


                                   By: /s/ Donald H. Hunter
                                       ------------------------
                                       Donald H. Hunter
                                       On the basis of power of attorney No. 73,
                                       Dated December 3, 1999


                                   By: /s/ Catherine V. Mannick
                                       ------------------------
                                       Catherine V. Mannick
                                       On the basis of power of attorney No. 74,
                                       Dated December 3, 1999


                                   By: /s/ Inna Verdini
                                       ------------------------
                                       Inna Verdini
                                       On the basis of power of attorney No. 72,
                                       Dated December 3, 1999
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                                   THE PIONEER GROUP, INC.


                                   By: /s/ Stephen G. Kasnet
                                       ------------------------
                                   Its: Executive Vice President


                                   PIONEER FOREST, INC.


                                   By: /s/ Stephen G. Kasnet
                                       ------------------------
                                   Its: President


                                   PIONEER FOREST, L.L.C.


                                   By: /s/ Stephen G. Kasnet
                                       ------------------------
                                   Its: President


                                   OVERSEAS PRIVATE INVESTMENT CORPORATION


                                   By: /s/ Steven S. Smith
                                       ------------------------
                                   Its: Investment Officer